                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

/x/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11 or Section 240.14a-12


                                RMS TITANIC, INC.
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Exchange Act Rule 0-11(c)(1)(ii), or 14c-5(g).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                RMS TITANIC, INC.
                                17 Battery Place
                            New York, New York 10004

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 9, 1999


         The Annual Meeting of Stockholders of RMS Titanic, Inc. (the "Company") will be held at the Gramercy Park Hotel, 2 Lexington Avenue, New York, New York on Monday, August 9, 1999 at 11:00 A.M. to:

         (1) The election of a Board of six directors, with each director to serve until the next annual meeting of stockholders or until the election and qualification of his respective successor;

         (2) The ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent accountants for the fiscal year ended February 29, 2000; and

         (3) The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof or adjournments thereof, and matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on June 15, 1999 as the record date for determining the stockholders having the right to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

         The matters enumerated above are discussed more fully in the accompanying Proxy Statement. If you do not expect to be present at the meeting and wish your shares of Common Stock to be voted, please sign, date and mail the enclosed proxy care in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

         YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                             By Order of the Board of Directors,


                                             /s/ Allan H. Carlin
                                             ---------------------
                                             Allan H. Carlin
                                             Secretary

July 19, 1999
New York, New York

                                RMS TITANIC, INC.

                                 PROXY STATEMENT
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 9, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited by the board of Directors of RMS Titanic, Inc. (the "Company") for use at the Annual Meeting of Shareholders, which will be held at 11:00 A.M. Eastern Daylight Time on Monday, August 9, 1999, at the Gramercy Park Hotel, 2 Lexington Avenue, New York, New York, and at any adjournment thereof.

         The Board of Directors is aware of two items of business to be considered at the Annual Meeting: (1) the election of the directors proposed by the Board of Directors; and (2) ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for the fiscal year ended February 29, 2000. The Board of Directors knows of no matters to be presented for action at the Annual Meeting other than those mentioned above. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters in accordance with their best judgment. The Board of Directors recommends that an affirmative vote be cast in favor of the proposals listed above.

         The giving of a proxy does not preclude a shareholder from voting in person at the Annual Meeting. The proxy is revocable before its exercise by delivering either written notice of such revocation or a later dated proxy to the Secretary of the Company at its executive office at any time prior to voting of the shares represented by the earlier proxy. In addition, shareholders attending the Annual Meeting may revoke their proxies by voting at the Annual Meeting. All returned proxies that are properly signed and dated will be voted as the shareholder directs. If no direction is given, executed proxies will be voted for election of the directors named herein, and for ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for the fiscal year ended February 29, 2000.

         Only shareholders of record at the close of business on June 15, 1999 are entitled to vote at the Annual Meeting or any adjournment thereof. As of said date, 16,187,192 shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), were outstanding and entitled to one vote per share on all matters submitted to shareholders. A list of shareholders will be available for inspection for at least ten days prior to the Annual Meeting at the principal executive offices of the Company at 17 Battery Place, Suite 203, New York, New York, 10004 and at the Annual Meeting.

         This proxy solicitation material is being mailed on or about August 19, 1999 to shareholders as of the record date with a copy of the Company's 1999 Annual Report to Shareholders, which includes financial statements for the period ended February 28, 1999.

         Proxies will be voted at the Annual Meeting, or at any adjournment thereof, at which a quorum is present, in accordance with the directions on the proxy card. The holders of a majority of the Common Stock outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting.

         Directors are elected by a plurality of the votes cast. "Plurality" means that the individuals who receive the largest number of votes cast "For" are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted "For" a particular director (whether as a result of a direction to withhold or a broker non-vote) will not be counted in such director's favor.

         All other matters to be acted on at the Annual Meeting require the affirmative vote of a majority of the shares present at the meeting, in person or by proxy, to constitute the action of the shareholders. If an executed proxy card is returned and the shareholder has voted "abstain" on any matter (or "withhold authority" as to the election of any Director), the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the voted with respect to such matters.

         All of the expense of preparing, printing and mailing this Proxy Statement, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and this Proxy Statement to the beneficial owners of the Company's common stock, will be borne by the Company.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Six directors are to be elected to serve until the next annual meeting of shareholders or until their successors are elected and shall have been qualified. The Board of Directors has nominated George Tulloch, Allan H. Carlin, Arnie Geller, G. Michael Harris, Kurt Hothorn, and Paul-Henri Nargeolet to serve as directors (the "Nominees"). Directors shall be elected by shareholders holding a plurality of the votes represented by the shares of Common Stock and Series A Preferred Stock present at the Annual Meeting. In the event that any one of the Nominees is unable or declines to serve as a director, (which is not now anticipated by the Company), the Board of Directors intends to substitute another person of their choice as nominee, in his place and stead, or to present such lesser number of directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

         Information regarding the current directors, and executive officers, and significant employees of the Company appears below. Information regarding ownership of the Company's Common Stock by the directors and executive officers of the Company is set forth under "Security Ownership of Certain Beneficial Owners and Management" below.

Name                                         Age                        Position
----                                         ---                        --------
George H. Tulloch                            54                         President, Director and
                                                                        Acting Chief Financial Officer

Allan H. Carlin                              48                         Director

Arnie Geller                                 58                         Director

G. Michael Harris                            34                         Director

Kurt Hothorn                                 55                         Director

Paul-Henri Nargeolet                         53                         Director

         George H. Tulloch has been a director of the Company since May 1993 and has been its President since May 1995. From May 1993 to May 1995, Mr. Tulloch served as Chairman of the Board of Directors of the Company and as its Executive Director of Corporate Public Relations. Mr. Tulloch also served as the Company's Chief Financial Officer in May and June, 1995, and has served as its Acting Chief Financial Officer since September 1997. After the RMS Titanic's discovery in 1985, he successfully negotiated a recovery contract with the ship's co-discoverer, IFREMER, France's National Oceanographic Institute. In 1987, he organized Titanic Ventures Limited Partnership, a Connecticut limited partnership, as the financial structure for this effort and is the President of its general partner, Oceanic Research and Exploration Ltd., a Delaware corporation. Mr. Tulloch's background includes having founded Competition & Sports Cars, Ltd. in Greenwich, Connecticut in 1969, building its sales volume into the largest BMW agency in the United States.

         Allan H. Carlin, has served as general counsel and Secretary to the Company since May 1993 to the present, and has served as a director of the Company since May 26, 1999. Mr. Carlin assists Mr. Tulloch in all phases of the Company's operations, including serving as the principal negotiator of the Company's business transactions. Mr. Carlin is an attorney admitted to practice in the State of New York, and maintains an office for the practice of law in New York, NY.

         Arnie Geller served as President and as a director of the Company from May 1993 to May 1995, and has served as a director of the Company since May 26, 1999. Prior to 1993, Mr. Geller had principally been engaged in various executive capacities in the record industry for approximately 27 years. Mr. Geller is presently a self-employed corporate consultant.

         G. Michael Harris is a promoter and agent of entertainment programs and events, and is the principal of Worldwide Licensing and Merchandising, Inc, a privately-held company involved in the presentation of an exhibition having a Titanic theme in Orlando, Florida with a subsidiary of SFX Entertainment and a third-party. Mr. Harris has served as a director of the Company since May 26, 1999.

         Kurt Hothorn is a limited partner of TVLP, and has served as a director of the Company since May 26, 1999. Mr. Hothorn trades securities for his own account, and is a principal in a closely-held travel business that specializes in arrangements for incentive programs, conferences and meetings.

         Paul-Henri Nargeolet has been the chief executive officer of Aqua+, a subsidiary of the French media company Canal+, since 1996, and has been a director of the Company since June 22, 1999. Prior to his affiliation with Aqua+, Mr. Nargeolet served with IFREMER for approximately 10 years in a number of capacities, including as its Director of Deep Ocean Submersibles from 1986 to 1996. The Company has chartered research and recovery vessels for all five (5) of its expeditions to the Titanic from IFREMER, and has chartered a vessel with video production capabilities from Aqua+ in connection with its 1996 and 1998 Titanic expeditions. Mr. Nargeolet has served as co-expedition leader on the Company's expeditions to the Titanic wreck site, and has dove to the Titanic in a manned submersible approximately 35 times during these expeditions. Mr. Nargeolet is a Commander (reserve) of the French Navy, for which he served for 22 years, and has been accorded a number of honors, including receipt of the National Merit of Knighthood from the French government in 1984 and the National Maritime Merit of Knighthood from the French government in 1975.

         No family relationship exists between or among any of the directors and executive officers of the Company. Except as disclosed above, none of the executive officers or directors are directors of any other company having a class of equity securities registered under or required to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

         Pursuant to a Voting Agreement dated August 22, 1997 (the "Voting Agreement") among Messrs. Carlin, Geller, Harris, Hothorn, Geller and certain third parties, including Mr. Carlin's spouse and Mr. Hothorn's spouse, all of such individuals have agreed, until August 31, 1999, to vote their shares of Common Stock of the Company in favor of the election of George Tulloch, Allan H. Carlin, Arnie Geller, G. Michael Harris and Kurt Hothorn as directors of the Company.

                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors, consisting of George Tulloch, held three (3) meetings during the fiscal year ended February 28, 1999, and acted on unanimous consent on one occasion. At the present time, the Company has no nominating, executive, audit or compensation committees.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of compensation paid or accrued to the executive officers of the Company for the fiscal years ended February 29, 1997, February 28, 1998 and February 28, 1999:

                                                                                    Long-Term
                                                                                    Compensation
                                                                                    ------------
                                                                                                 Common
Name                                                                            Other            Shares
and                                 Year                                        Annual           Subject to
Principal                           Ended February                              Compen-          Options
Position                            28th(29th)                Salary            sation           Granted
--------                            ----------                ------            ------           -------
George Tulloch(1)
President and Former Chief
Financial Officer; Former
Executive Director of
Corporate Public                    1999                      $120,000          -0-              -0-
Relations
                                    1998                      $120,000          -0-              -0-

                                    1997                      $120,000          -0-              -0-

         The foregoing compensation accrued for Mr. Tulloch is based upon an annual salary of $120,000.

Stock Options

         No stock options were granted to the executive officers of the Company during the fiscal year ended February 28, 1999.

Option Exercises and Holdings

         None of the executive officers of the Company exercised any stock options during the fiscal year ended February 28, 1999.

Compensation of Directors

         The Company does not have any arrangements for compensating directors for services rendered as a director. No compensation has been paid to any individual for services rendered as a director.

Employment Agreements

         The Company has approved five-year employment agreements for George Tulloch, the Company's President, and Allan H. Carlin, the Company's general counsel, pursuant to which each of them are paid a base salary of $300,000 per year, effective April 1, 1999, with such agreements to contain additional provisions to be negotiated in the near future.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of June 15, 1999 with respect to (i) those persons known by the Company to be the owners of more than 5% of the Company's Common Stock and (ii) the ownership of the Company's Common Stock by each director and nominees as directors; and (iii) the ownership of the Company's Common Stock by all executive officers and directors of the Company as a Group:


                                            Nature of                  Amount of                 Percentage
  Name and Address                          Ownership                  Beneficial Ownership      of Class
  ----------------                          ---------                  --------------------      --------

  Titanic Ventures Limited Partnership
  204 Old Post Road                         Principal
  Southport, Connecticut 06490              Shareholder                5,721,667(1)(2)(3)        35.3%

  William S. Gasparrini                     Principal
  23 Oak Street                             Shareholder                2,044,630(2)(3)(4)        12.6%
  Greenwich, Connecticut 06830

  Arnie Geller                              Principal
  720 Spring Street NW                      Shareholder,
  Atlanta, GA 30308                         Director                   1,840,000(5)              11.3%

  George Tulloch                            Principal
  c/o RMS Titanic, Inc.                     Shareholder,
  17 Battery Place                          Officer,
  New York, New York 10004                  Director                   581,309(1)(2)(3)(6)        3.5%

  Allan H. Carlin                           Director                   500,000(7)                 3.0%
  239 East 79th Street
  New York, NY 10021

  G. Michael Harris                         Director                   125,000(8)                 0.8%
  16 Winston Drive
  Belleair, FL 34616

  Kurt Hothorn                              Director                    23,544(9)                 0.1%
  160 Mead Avenue
  Greenwich, CT 06830

  Paul-Henri Nargeolet                      Director                     -0-                       -0-
  437 Chemin de la Tourelle
  Ollioules, France

  All Officers and Directors                                           8,791,520(10)             51.1%
  as a group of six (6)
  persons

------------------

     (1) George Tulloch is the President and sole shareholder of Oceanic Research and Exploration Limited ("ORE"), a Delaware corporation which serves as the General Partner of Titanic Ventures Limited Partnership ("TVLP"); William Gasparrini is a limited partner of TVLP. The General Partner of TVLP has the right to vote the shares of the Company without the consent of the Limited Partners of TVLP, and may dispose of the shares of the Company upon the consent of the Limited Partners of TVLP.

     (2) Represents shares over which TVLP and Mr. Tulloch, as President of ORE, exercise voting control, and includes 1,052,112 shares that ORE has distributed to certain limited partners of TVLP, representing their respective interest in shares of the Company owned by TVLP (the "Distribution Shares"); also includes 87,388 shares which have been retained for the payment of the pro-rata shares of TVLP's expenses allocable to the limited partners who received the Distribution Shares. The Distribution Shares are subject to a written proxy granting Mr. Tulloch the right to vote such shares until June 17, 1999, with such proxies to terminate upon the public market sale of such shares. As adjusted for distribution of the Distribution Shares, TVLP has the power to dispose of 4,582,167 shares of the Company, representing 28.3% of the outstanding Common Stock of the Company. By letter agreement dated June 12, 1996 Mr. Tulloch had previously agreed, subject to the fulfillment of certain conditions, to distribute eighty (80%) percent of each limited partner's interest in the shares of the Company owned by TVLP, subject to the execution of proxies by the limited partners granting to the General Partner voting power over such shares until May 31, 1997, with such proxies to terminate upon the public market sale of such shares. Mr. Tulloch and the General Partner believe that such letter agreement is not enforceable on the basis of a number of grounds, including but not limited to fraudulent inducement, repudiation and the absence of consideration, and accordingly will not distribute shares of the Company owned by TVLP to the limited partners of TVLP in accordance with the terms thereof. Mr. Gasparrini claims that such June 12, 1996 letter agreement is valid and enforceable, and has also claimed that a certain document dated April 21, 1995, pursuant to which Mr. Tulloch allegedly agreed to distribute each limited partner's interest in the shares of the Company owned by TVLP and immediately granted each limited partner the right to vote the shares of the Company's Common Stock owned by TVLP in proportion to their partnership interests, is enforceable. Mr. Gasparrini has commenced legal proceedings against Mr. Tulloch, ORE and TVLP in the Superior Court of Connecticut, Judicial District of Stamford/Norwalk in order to enforce his rights under the June 12, 1996 letter agreement and the purported April 21, 1995 agreement. Settlement discussions with respect to such litigation are ongoing, and, if successfully consummated, it is likely that TVLP will distribute the balance of all of its shares in the Company to the limited partners of TVLP. In the event that such settlement discussions are not successful, Mr. Tulloch, on behalf of ORE and TVLP, believes that there are meritorious defenses to Mr. Gasparrini's claims and intends to defend their position vigorously.

     (3) In the event that TVLP distributes the balance of its shares in the Company to the limited partners (see footnote 2 above) or Mr. Gasparrini successfully enforces the alleged obligation of ORE to distribute the shares pursuant to the June 12, 1996 letter agreement or the purported April 21, 1995 agreement, as referenced in footnote (2), Mr. Gasparrini will receive distribution of a maximum of 1,912,288 shares of the Company owned by TVLP (as may be decreased for payment of TVLP's liabilities), and Mr. Tulloch, through his ownership of ORE, will receive distribution of a maximum of 511,152 shares of the Company owned by TVLP (as may be decreased for payment of TVLP's liabilities). In the event of the distribution of such TVLP shares, Mr. Gasparrini would have the power to vote and dispose of a maximum of 24.4% of the outstanding Common Stock of the Company, Mr. Tulloch, through his ownership of ORE and exclusive of the Shares he individually owns (see footnote (5) below), would have the right to vote a maximum of 9.7% of the outstanding Common Stock of the Company (including the Distribution Shares), and Mr. Tulloch would have the right to dispose of a maximum of 3.2% of the Company.

     (4) Does not include any shares that may be issued to Mr. Gasparrini upon distribution of the shares of Common Stock registered in the name of TVLP, of which Mr. Gasparrini is a limited partner.

     (5) Includes 240,000 shares as to which Mr. Geller has been granted an irrevocable proxy to vote such shares until the sale thereof.

     (6) Does not include any shares that may be issued upon distribution of the shares of Common Stock registered in the name of TVLP, of which Mr. Tulloch is the President and sole shareholder of the General Partner; includes 500,000 options which are currently exercisable.

     (7) Represents options which are currently exercisable; does not include 197,500 shares registered in the name of Mr. Carlin's spouse, as to which Mr. Carlin disclaims beneficial ownership.

     (8) Represents shares registered in the individual name of Mr. Harris, which he has expressed the intent to transfer to the names of him and his spouse, as tenants by the entirety, upon the occurrence of which Mr. Harris and his spouse may share voting and dispositive power over such shares.

     (9) Represents shares jointly owned with Mr. Hothorn's spouse. Voting power with respect to such shares has been granted to George Tulloch until June 17, 1999 pursuant to a written proxy, which proxy is subject to termination upon the public market sale of such shares. See footnote (2) above. Except as set forth above, Mr. Hothorn and his spouse jointly share voting and dispositive power over such shares.

     (10) Includes shares beneficially owned by TVLP (see footnote (1) above) and shares held by directors, as set forth above. In the event that Mr. Gasparrini successfully enforces the alleged obligation of Mr. Tulloch to distribute the shares pursuant to the June 12, 1996 letter agreement or the purported April 21, 1995 agreement, all officers and directors would have the right to dispose of 3,341,005 shares, representing 19.4% of the Company's Common Stock, and would have the right to vote 4,633,117 shares, representing 27.0% of the Company's Common Stock. See footnotes (2), (3) and (6).

         The foregoing table does not include options and warrants granted to entities and individuals who are not executive officers or directors of the Company to purchase 250,000 shares of Common Stock.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding shares of Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports that they file. To the Company's knowledge, based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during the fiscal year ended February 28, 1999, the Company is unaware of any officer, director or beneficial owner of more than 10% of the Company's Common Stock who failed to file reports required by Section 16 of the Securities Exchange Act of 1934.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Subsequent to the year ended February 28, 1999, the Company entered into an agreement with a subsidiary of SFX Entertainment, Inc., pursuant to which, among other things, the Company licensed to SFX the worldwide rights to exhibit the Company's Titanic artifacts for a minimum of one year, commencing September 14, 1999 (the "License Agreement"). The agreement with SFX provides that the Company shall have the right to receive twenty (20%) of the net profits from a Titanic themed exhibition in Orlando, Florida which SFX is presenting with third-parties. G. Michael Harris, a director of the Company, is a principal of one of the third-parties involved in such Orlando exhibition. Pursuant to the Company's agreement with SFX, none of the Company's Titanic artifacts are to be incorporated into such Orlando exhibition. The Company is currently negotiating with SFX concerning the incorporation of a limited number of its Titanic artifacts in such Orlando exhibition in exchange for the payment to the Company of consideration in excess of the obligations due to the Company under the License Agreement.

         The Company has loaned its President, George Tulloch, the sum of $72,367, as evidenced by a promissory note dated January 5, 1999, bearing interest at the rate of 8% per annum and payable in full no later than February 29, 2000. Such loan is secured by accruals for past salary owed by the Company to Mr. Tulloch amounting to approximately $700,000 as of February 28, 1999.

         Allan H. Carlin, who is currently a director of the Company and was nominee as a director of the Company during the fiscal year ended February 28, 1999, was paid compensation of $215,000 for services rendered as general counsel to the Company during the fiscal year ended February 28, 1999. In addition, during the fiscal year ended February 28, 1999, the Company extended until April 6, 2004 options granted to Mr. Carlin to purchase 500,000 shares of Common Stock of the Company at an exercise price of $1.25, which options were scheduled to expire on April 6, 1999

                                   PROPOSAL 2

                       RATIFICATION OF THE APPOINTMENT OF
             GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Goldstein Golub Kessler LLP as independent accountants for the fiscal year ended February 29, 2000 and has further directed that the selection of such independent accountants be submitted for ratification by the shareholders at the Annual meeting. Goldstein Golub Kessler LLP will have one or more representatives at the Annual Meeting. Such representatives will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders. Goldstein Golub Kessler LLP has served as the Company's independent accountants since 1993.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                  ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended February 28, 1999, including financial statements and the opinion of Goldstein Golub Kessler LLP thereon, is being mailed herewith to each of the Company's stockholders of record at the close of business on June 15, 1999.

                            PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders intended to be presented at the next annual meeting of the Company must be received by the Company at its principal executive offices by March 22, 2000 for inclusion in the Company's proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.

                                  OTHER MATTERS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies with respect to any such business in accordance with their best judgement.

         The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit Proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                                            By order of the Board of Directors,




                                            /s/ Allan H. Carlin
                                            --------------------------
                                            ALLAN H. CARLIN, SECRETARY
July 19, 1999

                                RMS TITANIC, INC.
                                      PROXY
               ANNUAL MEETING OF THE STOCKHOLDERS, AUGUST 9, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints each of George Tulloch and Allan H. Carlin, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of RMS Titanic, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on August 9, 1999 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1.  ELECTION OF DIRECTORS  (check one box only)

[     ]  FOR all nominees listed below (except as marked to the contrary below)
[     ]  WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:         George Tulloch, Allan H. Carlin, Arnie Geller, G. Michael
Harris, Kurt Hothorn and Paul-Henri Nargeolet.

(INSTRUCTION:     To withhold authority to vote for any individual nominee,
check the "FOR" box above and write that nominee's name in the space provided below.)

     ----------------------------------------------------------------------

2. TO RATIFY SELECTION OF GOLDSTEIN GOLUB KESSLER LLP, AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2000 FISCAL YEAR.

     [    ]  FOR              [    ]  AGAINST               [    ]  ABSTAIN
------------------------------------------------------------------------------
(To be Completed and Signed on the Other Side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 RECOMMENDED BY THE BOARD OF DIRECTORS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           Dated: ________________________, 1999

                                                   _____________________________
                                                   Signature

                                                   _____________________________
                                                   Signature if held jointly


(PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)